The Community Reinvestment Act Qualified Investment Fund

       Supplement dated August 17, 2000 to Prospectus dated June 8, 1999, as revised December 10, 1999


     Effective immediately, the 1.00% redemption fee, which is applicable upon all share redemptions, is eliminated with respect to all existing and future shareholders of the Fund.

     In connection with this change, the following Prospectus revisions are made:

     In the Fee and Expenses table on page 2, the line item for Redemption Fee will now read as follows:

     Redemption Fee (as a percentage of amount redeemed)..............None

     The information at the bottom of page 2 and from the top of page 3 to "Investment Objective and Policies" is restated as follows

                          One Year        Three Years
                          --------        -----------

                            $94               $282

          Actual annual returns may be greater or less than the annual 5% return assumed in the Example.

The third sentence under "Purchasing Shares" on page 7 is revised to read as follows:

     The Fund imposes no deferred sales charge.

The fifth sentence under "Purchasing Shares" on page 7 is deleted.

The first paragraph under "Redeeming Shares" on page 9 is restated as follows:

     You may redeem your shares in the Fund at any time for any reason. Upon receipt by the Fund of a redemption request and any other required documents in proper form, your shares of the Fund will be redeemed at their next determined NAV.

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            The Community Reinvestment Act Qualified Investment Fund

                       Supplement dated August 17, 2000 to
             Statement of Additional Information dated June 8, 1999,
                          as revised December 10, 1999

  The first sentence in the second paragraph on page 12 is revised as follows:

                       The Fund imposes no sales charges.

       The second sentence in the second paragraph on page 12 is deleted.